SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2004

URS Corporation

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-7567 (Commission File No.)	94-1381538 (I.R.S. Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Item 5. Other Events.

     On April 7, 2004, URS Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which the Company issued and sold to the Underwriters 7,500,000 shares of the Company’s common stock. The Company has granted to the Underwriters an option to purchase up to 1,125,000 shares of common stock to cover over-allotments (the “Over-allotment Shares”). On April 22, 2004, the Underwriters exercised their option to purchase 601,900 of the Over-allotment Shares, which purchase was effected on April 27, 2004.

     Attached as Exhibit 5.1 to this Form 8-K is the opinion of Cooley Godward LLP relating to the legality of the Over-allotment Shares to be issued and sold to the Underwriters.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

URS CORPORATION

Dated: April 27, 2004	By:	/s/ Joseph Masters Joseph Masters Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1

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